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                                                                    EXHIBIT 10.7

                           YOUNKERS CREDIT CORPORATION

                                     SELLER


                                PROFFITT'S, INC.
                   (AS SUCCESSOR BY MERGER TO YOUNKERS, INC.)

                                    SERVICER


                                       AND


                            THE CHASE MANHATTAN BANK
                        (FORMERLY KNOWN AS CHEMICAL BANK)

                                     TRUSTEE


                         ------------------------------

                                 AMENDMENT NO. 3

                             DATED AS OF MAY 6, 1998

                                     TO THE
                         POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 13, 1995

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         THIS AMENDMENT NO. 3 ("Amendment") to the Pooling and Servicing
Agreement, dated as of June 13, 1995 (the "Pooling and Servicing Agreement"), dated as of May 6, 1998, is by and among Younkers Credit Corporation, a Delaware corporation, (the "Seller"), Proffitt's, Inc., a Tennessee corporation and successor by merger to Younkers, Inc., (the "Servicer"), and The Chase Manhattan Bank, formerly known as Chemical Bank, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                               W I T N E S S E T H

         WHEREAS, the parties hereto are authorized by Section 13.1(b) of the Pooling and Servicing Agreement to enter into this Amendment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

                  1.1 Article II of the Pooling and Servicing Agreement is hereby amended by adding the following Section 2.9:

                         "Section 2.9 Ownership of Certificates in the
Proffitt's Credit Card Master Trust. The Trustee, upon the request of the Seller, may transfer and assign all Receivables and all other Trust Assets to the Proffitt's Credit Card Master Trust (the "PCCMT") in exchange for certificates representing beneficial ownership of undivided interests in the PCCMT, pursuant to a series supplement to the PCCMT that allocates to holders of the Series 1995-1 Class A Certificates and the Series 1995-1 Class B Certificates, Principal Collections and Finance Charge Collections on substantially identical terms to the Series 1995-1 Series Supplement to this Agreement."

                  1.2 The reporting obligations set out in Sections 3.4, 3.5 and
3.6 of the Pooling and Servicing Agreement shall be deleted and replaced in their entirety by Sections 3.4, 3.5 and 3.6 (set out below) of the Master Pooling and Servicing Agreement dated as of August 21, 1997 (the "PCCMT PSA") by and among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All cross-references in the provisions of the PCCMT PSA hereby adopted shall be to Sections, sub-sections or Exhibits of the PCCMT PSA.

                         "Section 3.4     Reports and Records for the Trustee

                                  (a) Initial Report. On the Closing Date with
                      respect to each Series of the Investor Certificates, the Servicer shall prepare and deliver, as provided in Section 13.5, to the Trustee and the

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                           Rating Agencies, and the Persons, if any, specified
                           in any Supplement with respect to each class of Investor Certificates of any then outstanding Series which is not assigned a rating by any Rating Agency, an Officer's Certificate substantially in the form of Exhibit D setting forth the Aggregate Principal Receivables, the Transferor Amount, the Discount Option Receivables and the Transferor Interest Percentage as of the end of the day two Business Days preceding the Closing Date and the expected Transferor Amount after giving effect to the issuance of such Series.

                                    (b) Daily Reports. For so long as deposits
                           of Collections are required to be made daily by the Servicer pursuant to Section 4.1(f), on each Business Day commencing on the Initial Closing Date, the Servicer shall prepare, maintain at the office of the Servicer and make available for inspection by the Trustee, a record setting forth the aggregate amount of Collections processed by the Servicer on the second preceding Business Day. The Servicer shall prepare such other reports on a daily (or less frequent) basis as may be required by any Supplement.

                                    (c) Monthly Servicer's Certificate. By 1:00
                           p.m., Minneapolis, Minnesota time on each Determination Date, the Servicer shall deliver, as provided in Section 13.5, to the Trustee, the Paying Agent and the Rating Agencies, an Officer's Certificate signed by a Servicing Officer substantially in the form of Exhibit E (the "Monthly Servicer's Certificate") (with the Monthly Certificateholder's Statement required pursuant to the applicable Supplement attached) setting forth the following information (which, in the case of clauses
                           (iii), (iv) and (viii) below, will be stated on the basis of an original principal amount of $1,000 per Certificate): (i) the aggregate amount of Collections processed for the immediately preceding Monthly Period and the aggregate amount of Collections of Finance Charge Receivables and the aggregate amount of Collections of Principal Receivables processed during such Monthly Period; (ii) the Investor Percentage with respect to each Series of Certificates with respect to Collections of Principal Receivables, Finance Charge Receivables and Defaulted Receivables processed during the immediately preceding Monthly Period; (iii) for each Series and for each class within any such Series, the amount of such distribution allocable to principal, if applicable; (iv) for each Series and for each class within any such Series, the amount of such distribution allocable to interest, if applicable;
                           (v) the aggregate outstanding balance of the Accounts which were delinquent by 31 to 60 days, 61 to 90 days

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                           and 91 days or more as of the close of business on
                           the last day of the immediately preceding Monthly Period immediately preceding such Distribution Date;
                           (vi) for each Series and for each class within any such Series, the Investor Default Amount for the immediately preceding Monthly Period; (vii) for each Series and for each class within any such Series, the amount of the Investor Charge Offs and the amount of the reimbursements thereof for the next succeeding Distribution Date; (viii) for each Series, the Monthly Servicing Fee for the next succeeding Distribution Date; (ix) for each Series, the existing deficit controlled amortization amount or deficit controlled accumulation amount, if applicable; (x) the aggregate amount of Receivables in the Trust at the close of business on the last day of the Monthly Period immediately preceding such Distribution Date;
                           (xi) for each Series, the Investor Amount at the close of business on the last day of the Monthly Period immediately preceding such Distribution Date;
                           (xii) the available amount of Enhancement, if any, for each Series; and (xiii) whether a Pay Out Event with respect to any Series shall have occurred during or with respect to the immediately preceding Monthly Period. The Trustee shall make such statement available to the Certificateholders, but shall be under no duty to recalculate, verify or recompute the information supplied to it under this Section 3.4.

                           Section 3.5 Annual Servicer's Certificate. The
                  Servicer will deliver, as provided in Section 13.5, to the Trustee, the Rating Agencies and the Persons, if any, specified in the Supplement with respect to each class of Investor Certificates of any then outstanding Series which is not assigned a rating by any Rating Agency, on or before June 30 of each calendar year, beginning with 1998, an Officer's Certificate substantially in the form of Exhibit F (a) stating that a review of the activities of the Servicer during the preceding Fiscal Year (or, in the case of the first such certificate, during the period from the Initial Closing Date until February 3, 1998) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) stating that to the best of such officer's Knowledge, based on such review, either there has occurred no event which, with the giving of notice or passage of time or both, would constitute a Servicer Default and the Servicer has fully performed all its obligations under this Agreement throughout such year, or, if there has occurred such an event, specifying each such event known to such officer and the nature and status thereof. A copy of such Officer's Certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee directed to the Trustee's address specified in Section 13.5 hereof.


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                           Section 3.6 Annual Independent Public Accountants'
                  Servicing Report.

                                    (a) On or before June 30 of each calendar
                           year, beginning with 1998, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish, as specified in Section 13.5, a report prepared in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, including such procedures or examination as they considered necessary in the circumstances, to the Trustee, the Rating Agencies and the Persons, if any, specified in any Supplement with respect to each class of Investor Certificates of any then outstanding Series which is not assigned a rating by any Rating Agency, and, as may be required by any Series Supplement, any Enhancement Provider to the effect that, such firm has applied certain procedures to certain documents and records relating to the servicing of the Accounts, compared the information contained in the Servicer's certificates issued during the period covered by the report with such documents and records and that, based upon such procedures or examination, no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in all material respects, in conformity with Section 3.4(c), except for such exceptions as such accountants believe to be immaterial and such other exceptions as shall be set forth in such report. Such procedures or examination will include comparisons of the mathematical calculations contained in the Monthly Servicer's Certificates forwarded by the Servicer pursuant to Section 3.4(c) during the period covered by such report with the Servicer's computer reports that were the source of such amounts, and such report shall state that, on the basis of such comparison, such accountants are of the opinion that such amounts are consistent, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. A copy of such report may be obtained by any Investor Certificateholder or Certificate Owner by a request in writing to (i) the Trustee directed to the Trustee's address specified

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                           in Section 13.5 hereof or (ii) the Servicer at the
                           Servicer's address specified in such Section 13.5.

                                    (b) On or before June 30 of each calendar
                           year, beginning with 1998, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish, as specified in Section 13.5, a report to the Trustee, the Rating Agencies and the Persons, if any, specified in any Supplement with respect to each class of Investor Certificates of any then outstanding Series which is not assigned a rating by any Rating Agency, and, as may be required by any Series Supplement, any Enhancement Provider, to the effect that in connection with their examination of the Monthly Servicer's Certificates, nothing came to their attention that caused them to believe that the Servicer failed to comply with provisions of Sections 3.2, 3.4(c), 4.1 and 8.8 of this Agreement. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. A copy of such report may be obtained by any Investor Certificateholder or Certificate Owner by a request in writing to (i) the Trustee directed to the Trustee's address specified in Section 13.5 hereof or (ii) the Servicer at the Servicer's address specified in such Section 13.5."

                  1.3 Section 13.2(d)(ii) of the Pooling and Servicing Agreement shall be deleted and replaced in its entirety by Section 13.2(d)(ii) of the PCCMT PSA (set out below). All cross-references in the provisions of the PCCMT PSA hereby adopted shall be to Sections, sub-sections or Exhibits of the PCCMT PSA.

                                    "(ii) on or before June 30 of each year,
                           beginning with June 30, 1998, an Opinion of Counsel, dated as of a date within 90 days of such day, substantially in the form of Exhibit H."

         SECTION 2.  REPRESENTATIONS AND WARRANTIES

         Each of the Seller and the Servicer represents and warrants that:

         (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

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         (b) This Amendment and the Pooling and Servicing Agreement as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

         SECTION 3.  CONDITIONS PRECEDENT

         This Amendment shall become effective as of its date, provided that all of the following conditions are met:

         (a) This Amendment shall have been executed and delivered by the parties hereto;

         (b) The Servicer shall have provided an Officer's Certificate to the Trustee to the effect that (i) this Amendment will not materially and adversely affect the interests of any Certificateholder, (ii) the Servicer provided at least ten Business Days' prior written notice to each Rating Agency of this Amendment and received written confirmation from each Rating Agency to the effect that the rating of any Series rated by such Rating Agency will not be reduced or withdrawn as a result of this Amendment, and (iii) all of the conditions precedent to the effectiveness of this Amendment have been satisfied; and

         (c) The Seller and Servicer shall have provided Opinions of Counsel to the Trustee to the effect that (i) this Amendment shall not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation, or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner, and (ii) this Amendment complies with all the requirements of the Pooling and Servicing Agreement.

         SECTION 4.  MISCELLANEOUS

         (a) Applicability of the Pooling and Servicing Agreement

         In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Pooling and Servicing Agreement are hereby ratified, approved and confirmed.

         (b)      Headings

         The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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         (c) Counterparts

         This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

         (d) Governing Law

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         (e) The Trustee

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller and the Servicer.

                            [Signatures on next page]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    YOUNKERS CREDIT CORPORATION,
                                    as Seller


                                    By: _____________________________
                                        Name:  James S. Scully
                                        Title: Vice President and Treasurer


                                    PROFFITT'S, INC.,
                                    as Servicer


                                    By: _____________________________
                                        Name:  James S. Scully
                                        Title: Vice President and Treasurer


                                    THE CHASE MANHATTAN BANK,
                                    as Trustee


                                    By: _____________________________
                                        Name:
                                        Title:

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